Exhibit 10.2

PERSONAL GUARANTEE

This PERSONAL GUARANTEE (the “Guarantee”), is entered into this 10th day of May, 2019, by Milton C. Ault III (the “Guarantor”), to and for the benefit of Ding Gu, an individual (the “Lender”) and DPW Holdings, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein, shall have the meaning given such terms in the Note (defined below).

RECITALS

WHEREAS, the Company has agreed to sell and issue to the Lender, and the Lender has agreed to purchase from the Company, the Company’s 4% Original Issue Discount Note (the “Note”), subject to the terms and conditions set forth therein.

WHEREAS, Lender is willing to acquire the Note from the Company provided that it receives a guarantee of the undersigned Guarantor covering the Payment Obligations of the Company to Lender, as hereinafter defined.

NOW THEREFORE, for in consideration of the premises and of other good and valuable consideration and in order to induce the Lender to purchase the Note, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

1.       Guarantee.

(a)       Guarantor hereby unconditionally and irrevocably guarantees to Lender, as primary obligor and not merely as a surety, all payments of all liabilities of the Company to the Lender under the terms of the Note, whether matured or unmatured and whether absolute of contingent (all of which are herein collectively referred to as the “Payment Obligations”).

(b)       Guarantor unconditionally and irrevocably guarantees to Lender that if the Company fails to perform any of the Payment Obligations, when due, Guarantor shall, upon written demand by Lender, perform, or cause to be performed, all such Payment Obligations.

(c)       All payments made by Guarantor, pursuant to the obligations incurred by Guarantor hereunder, shall be made to the Lender in United States dollars and shall be paid within ten (10) Business Days after receipt by Guarantor from Lender of written demand for such payment.

(d)       Guarantor hereby agrees to pay all costs, expenses and fees, including all reasonable attorneys’ fees, actually incurred by the Lender in enforcing this Guarantee, whether by suit or otherwise.

(e)       Guarantor hereby agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection.

2.       Representations and Warranties.  Guarantor represents and warrants to Lender and Company that this Guarantee constitutes the valid and legally binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms and conditions.

3.       Obligations Unconditional.  To the extent permitted by law, the Guarantor waives all defenses, counterclaims or offsets that are legally available to the Guarantor with respect to the Payment Obligations of the Company. The Guarantor guarantees that the Company will promptly pay the full amount of principal and interest of the Note as and when the same will, in any manner, be or become due, either according to the terms and conditions provided by the Note or upon acceleration of the payment under the Note by reason of an Event of Default.

4.       Independent Obligations.  The obligations of Guarantor hereunder are the direct and primary obligations of the Guarantor and are independent of the obligations of the Company and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether or not the Company is joined therein or a separate action is brought against Company. All remedies hereunder and under the Note are cumulative and are not exclusive of any other remedies provided by law. Neither Lender nor any affiliate thereof shall be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

5.       Waiver.  Guarantor unconditionally and irrevocably waives:

(a)       Presentment to, demand of performance or cure from and protest to Company of any of the Payment Obligations, and also waives notice of acceptance of its guarantee, demand, protest, presentment, and any requirement of diligence, and notice of any liability to which it may apply, and waives notice of nonperformance of any such liability, suit or the taking of other action by Lender, and any other notice to any party liable thereon, regardless of whether such notices are required by statute, rule of law, or otherwise, now or hereafter in effect;

(b)       any defense based upon an election of remedies by Lender, unless the same would excuse performance by the Company, under the Note;

(c)       any duty of Lender to advise Guarantor of any information known to Lender regarding the Company or its ability to perform under the Note, except for notices specifically provided for herein; and

(d)       any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or which might otherwise limit recourse against the Guarantor.

6.       Third Parties.  This Guarantee shall not confer any rights or remedies upon any person other than the parties hereto and their successors and assigns.

7.       Successors and Assigns.  This Guarantee shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns, and shall remain in full force and effect and shall be irrevocable without regard to the genuineness, validity, legality or enforceability of the Note.  This Guarantee may not be assigned by Guarantor without the prior written consent of Lender in its sole and absolute discretion. Upon such assignment or delegation and assumption of obligations, Guarantor shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before or after such assignment or delegation and assumption.

8.       Notices.  All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

If to Lender, to:	Ding Gu 10 Honeysuckle Drive Sewell, NJ 08080

If to Guarantor, to:	Milton C. Ault, III c/o DPW Holdings, Inc.

If to the Company, to:	DPW Holdings, Inc. 48430 Lakeview Blvd. Fremont, CA 94538-3158 Attn: Milton C. Ault III, Chief Executive Officer

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Paragraph 8, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Paragraph 8, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Paragraph 8, be deemed given upon receipt.  Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

9.       Governing Law and Forum.  This Guarantee shall be governed by, and construed in accordance with, the law of the State of New York without regard to principles of conflicts of law.  Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of New York or any New York state court in the event any dispute arises out of this Guarantee, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it shall not bring any action relating to this Guarantee in any court other than a federal or state court sitting in the State of New York.

10.       Entire Agreement and Amendments.  This Guarantee embodies the entire agreement by and among the Guarantor, the Lender and the Company.  There are no promises, terms, conditions or obligations other than those contained herein, and this Guarantee shall supersede all previous communications, representations or agreements, either verbal or written, between Guarantor, Lender and Company.  No amendment of any provision of this Guarantee shall be valid unless the amendment shall be in writing and signed by Guarantor, Lender and Company.

11.       No Waiver. No delay on the part of Lender in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on the undersigned shall be deemed to be a waiver of the obligations of the undersigned or of the right of Lender to take further action without notice or demand as provided herein.

12.       Severability.  Any term or provision of this Guarantee that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

13.       Counterparts.  This Guarantee may be executed and delivered (including via facsimile) in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[Signatures on the following page]

IN WITNESS WHEREOF, this Guarantee has been duly executed and delivered as of the date first above written.

THE GUARANTOR:

Milton C. Ault III, an Individual
AGREED TO AND ACCEPTED BY:

THE LENDER:

By:
Name:	Ding Gu
Title:	an Individual

THE COMPANY:

By:
Name:	Milton C. Ault III
Title:	Chief Executive Officer